                                                                   Exhibit 10.36

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

This Agreement ("Agreement") is made and entered into this ___ day of October, 1999, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Boston Gas Company (herein called "Customer" whether one or more persons).

WHEREAS, Customer desires Algonquin to transport natural gas for Customer's account on a firm basis pursuant to the terms and conditions of Algonquin's Rate Schedule AFT-1; and

WHEREAS, Algonquin and Customer desire to enter into this Service Agreement under Rate Schedule AFT-1;

In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

      For the period November 16 through the following March 15 of each year (or March 14 in case of a leap year) during the term of this Agreement:

             Maximum Daily Transportation Quantity    35,000 MMBtu; and

      For the period March 16 (or March 15 in case of a leap year) through November 15 of each year during the term of this Agreement:

             Maximum Daily Transportation Quantity         0 MMBtu

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                   ARTICLE II
                                TERM OF AGREEMENT

2.1 This Agreement shall become effective on the later of November 1, 1999, or the in-service date of the facilities authorized by the Commission in Docket No. CP99-113-000, and shall continue in effect for a term of ten
      (10) years ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. However, Customer shall have the right to terminate such agreement subject to twelve months prior written notice, on and after October 31, 2007, or eight (8) complete service years, whichever is later. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                   ARTICLE II
                                  RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-1.

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
      (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                   ARTICLE IV
                               POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                    ARTICLE V
                              POINT(S) OF DELIVERY

Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                   ARTICLE VI
                                    ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

      (a) Algonquin: Algonquin Gas Transmission Company
                     5400 Westheimer Court
                     Houston, TX 77056

      (b) Customer:  Boston Gas Company
                     One Beacon Street
                     Boston, MA 02108

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII
                                 INTERPRETATION

The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                  ARTICLE VIII
                           AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto, except that in the case of conversions from former Rate Schedules F-2 and F-3, the parties' obligations under Article II of the service agreements pertaining to such rate schedules shall continue in effect.

                              None

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                                              ALGONQUIN GAS TRANSMISSION COMPANY

                                              By: ______________________________
                                                                         /s/ PMT

                                              Title: ___________________________


                                              BOSTON GAS COMPANY

                                              By: /s/ William R. Luthern
                                                  ------------------------------
                                                                 /s/ [ILLEGIBLE]

                                              Title: Vice President
                                                     ---------------------------

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                    Exhibit A
                               Point(s) of Receipt

                       Dated: _____________________, 1999

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
                          Boston Gas Company (Customer)
                         concerning Point(s) of Receipt

       Primary                Maximum Daily               Maximum
       Point of             Receipt Obligation        Receipt Pressure
       Receipt                  (MMBtu)                    (Psig)
       --------             ------------------        ----------------

Dey Street                        35,000              Algonquin's line pressure
Interconnect between           11/16 - 3/15           as may exist from time to
Algonquin and                        0                time
Providence Gas Company         3/16 - 11/15
(by displacement only)

* In case of a leap year, the period during which the 35,000 MMBtu per day will be in effect shall be reduced by one day to March 14, and the period during which 0 MMBtu per day will be in effect shall be increased by one day so that the specified period begins on March 15, 1999.

Signed for Identification


Algonquin: _________________________
                                    /s/ JMM


Customer: /s/ W. R. Luthern
          --------------------------
                                    /s/ [ILLEGIBLE]

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                    Exhibit B
                              Point(s) of Delivery

                           Dated: _______________,1999

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
                          Boston Gas Company (Customer)
                         concerning Point(s) of Delivery

       Primary                    Maximum Daily             Minimum
       Point of                Delivery Obligation     Delivery Pressure
       Delivery                      (MMBtu)                (Psig)
       --------                -------------------     -----------------

At Customer's reduction             12,961                    75
valves located at:
Everett, MA

At the property line on the outlet   5,272                   125
side of meter stations located at:
Waltham, MA

East Braintree, MA                   6,738                   125

Weston, MA                             718                   100

Wellesley, MA                        8,914                    60

Ponkapoag, MA                       11,836                   200

Norwood, MA                          1,165                    75

Potter Street                        5,218             Algonquin's line
East Braintree, MA                                     pressure
                                                       as may exist from
                                                       time to time

Algonquin's Maximum Daily Delivery Obligations for the East Braintree and Potter Street Points of Delivery under Contract Nos. 93002CR, 93002ER and 99012 shall not exceed a combined daily total equal to the aggregate of the former Maximum Daily Delivery Obligations at the East Braintree Point of Delivery under Rate Schedules AFT-1 (F-1) and AFT-E (F-1) in the amounts of 16,948 MMBtu and 5,238 MMBtu, respectively.

                                                                           99012

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-l)
                              EXHIBIT B (continued)

Signed for Identification:


Algonquin: _________________________
                                    /s/ JMM


Customer: /s/ W. R. Luthern
          --------------------------
                                    /s/ [ILLEGIBLE]